UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2023

Monterey Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41389	87-2898342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Webster Street

Monterey, California 93940

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (831) 649-7388

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable Warrant	MCACU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	MCAC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock for $11.50 per share	MCACW	The NASDAQ Stock Market LLC
Rights, each right receives one-tenth of one share of Class A common stock	MCACR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

On October 12, 2023, Monterey Capital Acquisition Corporation (the “MCAC”), Chronos Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of MCAC (“Merger Sub”), and ConnectM Technology Solutions, Inc., a Delaware corporation (“ConnectM”), entered into a First Amendment to Agreement and Plan of Merger (the “Amendment”), which amended the Agreement and Plan of Merger, dated as of December 31, 2022, by and among MCAC, Merger Sub, and ConnectM (the “Merger Agreement”). The Amendment extends the outside date after which either party may terminate the Merger Agreement for convenience (with limited exceptions) from November 13, 2023 to May 13, 2024. The Amendment also provides that, subject to MCAC obtaining the requisite stockholder approval to amend its Amended and Restated Certificate of Incorporation and the Investment Management Trust Agreement by and between MCAC and Continental Stock Transfer & Trust Company, dated May 10, 2022, MCAC will extend the date by which MCAC has to consummate a business combination by up to six months and ConnectM will pay to MCAC or its trust account the funds necessary to effect such extension (not to exceed $414,000 for each monthly extension or $2,484,000 in the aggregate for all six monthly extensions).

The foregoing does not constitute a complete summary of the terms of the Amendment. The description of the terms of the Amendment is qualified in its entirety by reference to such agreement, attached hereto as Exhibit 2.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between MCAC and ConnectM. All statements other than statements of historical facts contained in this report are forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed transaction: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of MCAC securities; the failure to satisfy the conditions to closing the transaction, including the requisite approvals by the stockholders of MCAC and the receipt of certain governmental and regulatory approvals; the risk that some or all of MCAC’s stockholders may redeem their shares in connection with the vote to amend MCAC’s certificate of incorporation and trust agreement or the closing of the transaction; the effect of the announcement or pendency of the transaction on the ConnectM’s business relationships and business generally; the outcome of any legal proceedings that may be instituted related to the transaction; the ability to realize the anticipated benefits of the transaction; and ConnectM may use its capital resources sooner than it expects. Moreover, ConnectM operates in a very competitive and rapidly changing environment. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond MCAC’s and ConnectM’s control, you should not rely on these forward-looking statements as predictions of future events. The foregoing list of factors is not exclusive, and you should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed below and other documents filed by MCAC’s from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law. MCAC and ConnectM assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither MCAC nor ConnectM gives any assurance that either MCAC or ConnectM or the combined company will achieve its expectations.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between MCAC and ConnectM. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. MCAC intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of MCAC, referred to as a proxy statement/prospectus. The proxy statement/prospectus will be sent to all MCAC stockholders. MCAC also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of MCAC are urged to carefully read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the U.S. Securities and Exchange Commission (“SEC”) in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction, including the terms of the proposed transaction, the parties involved and the risks associated with the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by MCAC through the website maintained by the SEC at www.sec.gov or by directing a request to: Monterey Capital Acquisition Corporation, 419 Webster St., Monterey, CA 93940, Attention: Bala Padmakumar.

Participants in the Solicitation

MCAC and ConnectM and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from MCAC’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of MCAC and information regarding their interests in the transaction will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of October 12, 2023, by and among the Company, Merger Sub and ConnectM.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2023	Monterey Capital Acquisition Corporation

/s/ Bala Padmakumar
	Name:	Bala Padmakumar
	Title:	Chief Executive Officer